Exhibit 99.906Cert

This certification is furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the report on Form N-CSR for the period ended April 30, 2009, of The Henssler Funds Inc. (the “Company”).

I, Gene W. Henssler, the President and Principal Executive Officer of the Company, certify that:

(i)                                   the Form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(ii)                                the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	July 6, 2009

By:	/s/Gene W. Henssler
Gene W. Henssler
President (Principal Executive Officer)

This certification is furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the report on Form N-CSR for the period ended April 30, 2009, of The Henssler Funds Inc. (the “Company”).

I, Patricia T. Henssler, the Principal Financial Officer of the Company, certify that:

(i)                                   the Form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d), as applicable of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(ii)                                the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	July 6, 2009

By:	/s/Patricia T. Henssler
Patricia T. Henssler
Financial Officer (Principal Executive Officer)